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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 7, 2001
                                                 ------------

                       ELECTRONICS BOUTIQUE HOLDINGS CORP.
              ---------------------------------------------------
               (Exact Name of registrant as specified in charter)

          Delaware                         000-24603                     51-0379406
-----------------------------       ------------------------       ---------------------
(State or Other Jurisdiction        (Commission File Number)           (IRS Employer
       of Incorporation)                                           Identification Number)


931 South Matlack Street, West Chester, PA               19382
------------------------------------------             ----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (610) 430-8100
                                                    --------------

                                 Not Applicable
                 ---------------------------------------------
         (Former name or former address, if changed since last report.)


                         -------------------------------


                     Exhibit Index appears on page 4 hereof.

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ITEM 5. OTHER EVENTS.

On June 7, 2001, Electronics Boutique Holdings Corp. ("EB") announced the retirement of EB's president and chief executive officer and the promotion of certain of EB's other executive officers, each of which is effective as of June 11, 2001. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits

             99.1     Press Release, dated June 7, 2001.

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Electronics Boutique Holdings Corp.


                                    By: /s/ James A. Smith
                                        ------------------------------------
                                        Name: James A. Smith
                                        Title: Senior Vice President of Finance

Date: June 7, 2001

                                       3
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                                  EXHIBIT INDEX
Exhibit No.
-----------

99.1         Press Release, dated June 7, 2001.


                                       4